UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 4, 2007

                           Winnebago Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)



       Iowa                          001-06403                  42-0802678
  (State or Other            (Commission File Number)          (IRS Employer
   Jurisdiction                                             Identification No.)
 of Incorporation)

    P.O. Box 152, Forest City, Iowa                                50436
(Address of Principal Executive Offices)                         (Zip Code)


         Registrant's telephone number, including area code 641-585-3535

       -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Winnebago Industries, Inc. (Winnebago Industries) is filing herewith a press release issued on October 4, 2007, as Exhibit 99.1 which is included herein. The press release was issued to report that on October 11, 2007, Winnebago Industries anticipates announcing its financial results for the fourth quarter and fiscal 2007 ended August 25, 2007. In connection with the announcement, Winnebago Industries will host a conference call on October 11, 2007 at 9:00 a.m. Central time. Details regarding the conference call are contained in the press release included herein.

Item 9.01    Financial Statements and Exhibits.


(d)    Exhibits
  Exhibit
  Number      Description

   99.1       Press release of Winnebago Industries, Inc. dated October 4, 2007.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2007                           WINNEBAGO INDUSTRIES, INC.

                                                 By:     /s/   Bruce D. Hertzke
                                                         -----------------------
                                                 Name:   Bruce D. Hertzke
                                                 Title:  Chief Executive Officer


                                  EXHIBIT INDEX
  Exhibit
  Number      Description

   99.1       Press release of Winnebago Industries, Inc. dated October 4, 2007.